LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into on this the 23rd day of July, 1991, by and between HILBERT O. PHILLIPS, FRED ALLEN PHILLIPS, SR. and SUZANNE PHILLIPS, Husband and Wife, GLEN CONNER, JR. and MARY MARGARET PHILLIPS CONNER, Husband and Wife and SUSAN GAIL PHILLIPS, a single person, parties of the first part and GWENCO, INC., P. O. Box 432, Catlettsburg, Kentucky 41129, party of the second part.

W I T N E S S E T H:

THAT for and in consideration of the mutual promises of the parties, and in further consideration of the payment of royalties as hereinafter set forth, the adequacy of all of which is hereby acknowledged, the parties hereto agree as follows:

1. The party of the first part hereby leases unto the party of the second part, or others on its behalf, the exclusive rights and privilege to mine and remove all coal from any seams or veins of coal, on those certain tracts or parcels of coal property more particularly described as follows:

PARCEL NO. ONE

The following described tract or parcel of land lying and being on the Left Fork of Hurricane Branch of the Tug Fork of the Big Sandy River, in Pike County, Kentucky, and being more particularly described as follows:

BEGINNING at a planted stone at the mouth of John's Branch, on Hurricane Creek, thence S 38, and E. to a small birch on cliff, near John's Branch, thence S. 85 1/2, E. 35 poles to a sourwood, and hickory, thence S. 78, E. 21 poles to two hickories on top of the point, thence up the point with center thereof to a small dogwood and two hickories on to the Deskins line, thence with the calls

and courses of the said Deskins line to the top of the ridge between Hurrican and Chaneys Branch, thence up with the center of ridge to the top of knob between the Johns Branch and New Ground Hollow, thence down with the center of the point of three chestnut oaks on end of flats, thence N. 50 1/2, W. 43 1/2 poles down to Hurricane Creek at the lower end of a ledge of rock, thence down with bed of creek to the BEGINNING.

PARCEL NO. TWO

All the coal and minerals lying in and under the following described land, situate on Hurricane Creek, a tributary of the Tug River, in Pike County, Kentucky, and being more particularly described as follows:

BEGINNING at a Sugar Tree and bunch of horn-beans standing on the lower end of a cliff near the corner of H. B. Alley's property; thence S 87.30 degrees E 88 feet to a stone; thence N 43.30 E 139 feet to a planted stone; thence S 36 E 432 feet to two small poplars by the side of the road just below a coal bank; thence S 49 W 361 feet to a stake witness small ash, maple and birch upper center of point; thence 9 E 154 feet to a beech; thence S 24 E 61 feet to a small maple on the point; thence 35 E. 106 feet to a small maple on the point; thence S 22 E 133 feet to two hickories as described in original deed; thence down the hill N 66 W 346 feet to a hickory and sourwood; thence N 85.80 W 577 feet to a birch standing on bluff on the bank of John's Branch; thence N 38 W 266 feet to a planted stone at Hurricane Creek; thence down said creek N 13 E 165 feet to a stake; thence N 52.45 E 224 feet to a stake; thence 64.30 E 126 feet to a stake; thence N 46.30 E 433 feet to the point of beginning, containing thirty-three (33) acres.

2. The party of the first part hereby states specifically that they own only the minerals lying in and under the surface of parcel no. two described above and that he does not own the surface of parcel no. two.

3. The party of the first part hereby leases unto the party of the second part the right to mine by any modern and approved mining method all the minable and merchantable coal found within the aforesaid seams or veins only upon the above referred to property for a period of five (5) years from the date hereof. In the event the aforesaid coal has not been mined and removed as aforesaid within said five (5) years, then this Lease Agreement shall automatically be extended on a year to year basis with the payment of the below agreed upon minimum royalty until all such minable and merchantable coal has been mined and removed. The party of the second part shall have the right and obligation, at the termination of this Lease for any reasons, to enter upon the leased property for the purpose of reclaiming areas that must be reclaimed under State and Federal law by virtue of its mining activities on the leased property and otherwise complying with the requirements of any local, state or federal law, rule, regulation or ordinance.

4. Party of the second part agrees to pay unto the party of the first part, as a minimum royalty, for the rights leased herein, the sum of $5,000.00, per year for each and every year of this Lease Agreement. The initial minimum royalty payment is due and payable ~~[illegible]~~ the date hereof, and subsequent payments are due and payable annually on the anniversary date of said Lease Agreement, if coal is not being mined on said property by that date. Party of the second part further agrees to pay unto the party of the first part the greater of the sum of $1.50

or eight per cent (8%) of the selling price F.O.B. mine pit for each ton of 2,000 pounds of clean coal mined from the herein described premises, hereinafter referred to as coal royalties, with said coal royalties due and payable, once mining begins, to the party of the first part monthly, on or before the 15th day of each month for all coal mined during the preceding calendar month. Party of the second part agrees to provide to the party of the first part on or before the 15th day of each calendar month a statement showing the number of tons sold from the leased property during the preceding calendar month. Unless party of the first part gives party of the second part written notice of a dispute or question with respect to such statement within sixty (60) days from the date the same is delivered to the party of the first part, such statement shall be final and binding upon the parties hereto.

5. Weights upon which royalties shall be paid shall be the same weights upon which party of the second part is paid which is now contemplated by the parties to be F.O.B. mine pit.

6. Party of the second part shall have the right to recoup for the period of five (5) years from the date of this Lease the Ten Thousand Dollar ($10,000.00) minimum royalty payments made by the party of the second part under the terms of that certain Lease Agreement dated the 28th day of July, 1989 by and between Hilbert O. Phillips and Patricia Phillips, his wife and Gwenco, Inc. and the Amendment of Lease dated the 22nd of August, 1990, by and between Hilbert O. Phillips and Patricia Phillips, his

wife and Gwenco, Inc. which Amendment of Lease amended certain provisions of the Lease Agreement dated the 28th day of July, 1989, and any minimum royalty payments actually made under the terms and conditions of this Lease shall be recoupable during the period of five (5) years from the date of payment of such minimum royalties provided for in Paragraph 4 of this Lease. Lessee shall recoup all such amounts by retaining the sum of $1.50 for each ton of 2,000 pounds of coal produced from the hereindescribed property subsequent to the later of the date of this Lease or the payment of said minimum royalty.

7. The parties hereto agree that the party of the first part hereby grants the right of wheelage within the herein described property with wheelage being defined as the right to transport any coal mined from properties other than that referred to herein over, under, through, or within the herein referred to property.

8. For their right of wheelage, party of the second part agrees to pay unto party of the first part as a non-recoupable wheelage royalty the sum of twenty cents ($.20) for each ton of 2,000 pounds of clean coal so wheeled. The payment of wheelage royalties due shall be paid on or before the 15th day of each month for all coal from any other coal properties wheeled during the preceding calendar month.

9. Party of the second part agrees to pay when due all directed property taxes which party of the first part is obligated to pay, if any, by either making direct payment of such

taxes to the proper taxing authority or, upon presentation to the party of the second part of copies of receipts evidencing payment of such taxes by the party of the first part, the party of the second part shall reimburse the party of the first part for such taxes paid by the party of the first part, and party of the second part further agrees to pay all other taxes, assessments and other expenses and costs attributed to it or arising from its business of mining the herein described property.

10. In the event that any royalties which are payable herein are not paid by the party of the second part to the party of the first part within fifteen (15) days from the date same are due and payable as herein set out, then the party of the first part shall notify the party of the second part in writing by certified mail that same have not been paid. If said royalties are not paid by the party of the second part to the party of the first, the party of the first part shall notify the party of the second part in writing by certified mail that same have not been paid. If said royalties are not paid by the party of the second part to the party of the first part within ten days after said notice has been deposited in the United States Mail to party of the second part at its address set out on the first part of this document, then party of the first part shall have the right to terminate this Lease at the end of the aforesaid ten days.

11. Party of the first part shall have the right at all reasonable times to inspect the herein described premises and all documents relating to tonnage mined from the herein described

property and all tonnages for which wheelage is payable but all such inspections shall be during the party of the second part's normal business hours and in such a manner as to not unnecessarily interfere with the mining operations or business operations of party of the second part.

12. The Lessors covenant that the Lessee shall have quiet and peaceful possession of the leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute and including all coal therein or thereon, providing however, that this warranty does not extend to or include any warranty as to the quantity or quality of coal covered by this Lease, and that the same is subject to any and all existing easements for pipelines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of the Lessee.

13. Party of the second part agrees to comply with all local, state and federal laws, rules and regulations applicable to the business contemplated herein, and in the event the party of the second part violates same and does not diligently rectify same, then the party of the first part shall have the right to terminate this Lease after giving party of the second part notice of any said non-compliance and an opportunity to correct the same. This Lease shall be governed by, and be construed and interpreted in accordance with the laws of the State in which the leased property is located.

14. Party of the second part shall have the right to grant or transfer unto anyone any of the rights granted herein in whole or in part provided that any such grantee or transferee shall assume any and all obligations as set forth herein.

15. Party of the second part agrees to mine the herein leased property in a good workmanlike manner and to use the best mining plans, mining techniques and mining methods in the extraction of said coal so as to recover the greatest quantity of coal possible. Party of the second part further agrees to secure and pay at its own expense all necessary mining permits and all necessary engineering. By the term "minable and merchantable coal", when used in this Lease, it is meant coal which, when reached in the course of the party of the second part's operations, could be mined at a reasonable profit in the prevailing coal market by the use of such modern mining methods and such modern mining machinery and equipment as are reasonably adopted to practical, efficient, and economical mining under the conditions found. In determining whether coal could be mined at a reasonable profit, due consideration shall be given to the profits or losses of the party of the second part on coal so mined hereunder.

16. In the event the party of the second part fails or refuses to make payments of coal royalties or any other monetary payments that are required to be made by it hereunder, when same become due and payable, then the party of the first part shall have a lien upon the property of the party of the second part to the extent of said royalties or other said moneys.

17. Party of the second part shall secure and pay at its own expense all premiums on insurance coverage required by law, including, but not limited to, workers' compensation, employer's liability, and any other such insurance, and in addition thereto, party of the second part shall secure and pay at its own expense all premiums on insurance for comprehensive general public liability for personal injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00), which shall not be construed to be the limit of liability for the party of the second part but shall be additional security for its obligations and liabilities. Party of the second part shall provide the party of the first part a certificate of insurance prior to the effective date of this agreement and an insurance policy as aforesaid described shall be in effect at all times during the existence of this Lease Agreement, and in the event said policy or policies shall lapse, terminate or otherwise no longer be in existence, then party of the first part shall have a right to terminate this agreement upon notice to the party of the second part and a reasonable time period to correct said defect.

18. All of the terms, provisions and conditions of the Lease shall be binding upon the parties hereto, their respective successors, heirs or assigns whether specifically so stated or not.

19. This instrument contains the entire agreement by and between the parties hereto and shall not be changed, altered or amended unless same is reduced to writing and signed by the parties hereto.

20. At the termination of this Lease, whether by forfeiture, expiration or otherwise, party of the second part shall have for a period of twelve (12) months thereafter the right and privilege of removing all of the personal property, machinery, equipment and improvements placed by the party of the second part in, under, or upon the property. If party of the second part should fail to remove any such personal property, machinery, equipment and improvements within said twelve (12) months, all rights of the company in respect to same shall cease and terminate.

21. Lessors hereby name, designate and appoint Hilbert O. Phillips (herein called Agent) to represent them and to do and perform each and every act and dealing necessary and properly to be done in connection with this Lease, including but not limited to, receiving all payments due hereunder on behalf of the Lessors such payments to be made in gross and then divided by the Agent among the Lessors as agreed upon by the Lessors, making all inspections of the leased premises hereunder; giving all notices from Lessors to Lessee; receiving all notices and statements from Lessee that are directed to Lessors; receiving, compromising, settling, and adjusting all accounts and obligations due, owing, payable, or performable by Lessee which arise out of this Lease; and executing on behalf of Lessors any additional lease, leases or other documents deemed necessary hereunder. Lessors authorize Lessee to resolve all disputes, make all payments, and generally conduct all dealings arising in connection with this Lease between Lessee and all or any of the Lessors with the Agent on

behalf of the Lessors; and Lessee shall continue to do so notwithstanding the death of any Lessor or the transfer of ownership from any of the Lessors.

Lessors may at anytime terminate the appointment of Agent by giving Lessee written notice of the appointment of a new Agent executed by owners of at least fifty-one percent (51%) of the leased premises. Each Lessor executing the written notice of appointment must provide Lessee with reasonable evidence of his ownership in the leased premises. In case of notice of vacancy in the position of Agent, for any reason, Lessee shall hold all payments, notices, maps, or other communications in escrow until properly notified of the newly appointed Agent.

WITNESS the following signatures:

Hilbert O. Phillips
HILBERT O. PHILLIPS

Fred A. Phillips Sr.
FRED ALLEN PHILLIPS, SR.

SUZANNE PHILLIPS

Glen Conner Jr.
GLEN CONNER, JR.

Mary Margaret Phillips Conner
MARY MARGARET PHILLIPS CONNER

SUSAN GAIL PHILLIPS

GWENCO, INC.

By: ______________________
Its: Secretary

STATE OF WEST VIRGINIA,

COUNTY OF MINGO, TO-WIT:

I, Mary Jo Gerardi, a Notary Public in and for the County and State aforesaid, do hereby certify that MARY MARGARET PHILLIPS CONNER whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me.

Given under my hand this 12 day of August, 1991.

My commission expires: March 15, 1999.

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
MARY JO GERARDI
P. O. Box 277
Williamson, West Virginia 25661
My Commission Expires March 15, 1999

Mary Jo Gerardi
Notary Public

(NOTARIAL SEAL)

STATE OF INDIANA,

COUNTY OF VIGO, TO-WIT:

I, SUNNI C. HUDSON, a Notary Public in and for the County and State aforesaid, do hereby certify that GLEN CONNER, JR. whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me.

Given under my hand this 6 day of August, 1991.

My commission expires: FEBRUARY 15, 1994.

Sunni C. Hudson
Notary Public

(NOTARIAL SEAL)

NOTARY PUBLIC SEAL INDIANA

STATE OF WEST VIRGINIA,

COUNTY OF MINGO, TO-WIT:

I, Mary Jo Gerardi, a Notary Public in and for the County and State aforesaid, do hereby certify that SUSAN GAIL PHILLIPS, a single person, whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me.

Given under my hand this 12 day of August, 1991.

My commission expires: March 15, 1999.

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
MARY JO GERARDI
P. O. Box 277
Williamson, West Virginia 25661
My Commission Expires March 15, 1999

Mary Jo Gerardi
Notary Public

(NOTARIAL SEAL)

COMMONWEALTH OF KENTUCKY,

COUNTY OF BOYD, TO-WIT:

I, Linda C. Jameson, a Notary Public in and for the County and State aforesaid, do hereby certify that W. SCOTT WHITSON, Secretary of GWENCO, INC., whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me to be the act and deed of said corporation.

Given under my hand this 15 day of August, 1991.

My commission expires: December 14, 1993

LINDA C. JAMESON NOTARY PUBLIC STATE AT LARGE

Linda C. Jameson
Notary Public

(NOTARIAL SEAL)

STATE OF WEST VIRGINIA,

COUNTY OF MINGO, TO-WIT:

I, Mary Jo Gerardi, a Notary Public in and for the County and State aforesaid, do hereby certify that HILBERT O. PHILLIPS, widower, whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me.

Given under my hand this 12 day of August, 1991.

My commission expires: March 15, 1999.

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
MARY JO GERARDI
P. O. Box 277
Williamson, West Virginia 25661
My Commission Expires March 15, 1999

Mary Jo Gerardi
Notary Public

(NOTARIAL SEAL)

COMMONWEALTH OF VIRGINIA,

COUNTY OF Roanoke, TO-WIT:

I, Deborah O. Cleaveland, a Notary Public in and for the County and State aforesaid, do hereby certify that FRED ALLEN PHILLIPS, SR. and SUZANNE PHILLIPS whose names are signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me.

Given under my hand this 10th day of August, 1991.

My commission expires: My Commission Expires December 14, 1992.

Deborah O. Cleaveland
Notary Public

(NOTARIAL SEAL)

This instrument prepared by:

David H. Lunsford, Esquire
HUDDLESTON, BOLEN, BEATTY,
PORTER & COPEN
611 Third Avenue
Post Office Box 2185
Huntington, West Virginia 25722-2185

2:30 P.M.

STATE OF KENTUCKY
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Lease Agmt. was on the 11th day of September, 19 91, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 12th day of September, 1991

LILLIAN PEARL ELLIOTT, Clerk

By Donna Wheeler, D.C.

LEASE AGREEMENT

THIS LEASE AGREEMENT, made and entered into on this the 28th day of July, 1989, by and between HILBERT O. PHILLIPS and PATRICIA PHILLIPS, his wife, parties of the first part and GWENCO, INC., P. O. Box 640, Turkey Creek, KY 41570, party of the second part.

W I T N E S S E T H:

THAT for and in consideration of the mutual promises of the parties, and in further consideration of the payment of royalties as hereinafter set forth, the adequacy of all of which is hereby acknowledged, the parties hereto agree as follows:

1. The parties of the first part hereby lease unto the party of the second part, or others on its behalf, the exclusive rights and privilege to mine and remove all coal from any seams or veins of coal, on those certain tracts or parcels of coal property more particularly described as follows:

PARCEL NO. ONE

Lease was terminated 7/23/91

"The following described tract or parcel of land lying and being on the Left Fork of Hurricane Branch of the Tug Fork of the Big Sandy River, in Pike County, Kentucky, and being more particularly described as follows:

a) Lease Agree. b) Amendment c) Termination Attached here!

"BEGINNING at a planted stone at the mouth of John's Branch, on Hurricane Creek, thence S 38, and E. to a small birch on cliff, near John's Branch, thence S. 85 1/2, E. 35 poles to a sourwood, and hickory, thence S. 78, E. 21 poles to two hickories on top of the point, thence up the point with center thereof to a small dogwood and two hickories on to the Deskins line, thence with the calls and courses of the said Deskins line to the top of the ridge between Hurrican and Chaneys Branch, thence up with the center of ridge to the top of knob between the Johns Branch and New Ground Hollow, thence down with the center of the

point to three chestnut oaks on end of flats, thence N. 50 1/2, W. 43 1/2 poles down to Hurricane Creek at the lower end of a ledge of rock, thence down with bed of creek to the BEGINNING.

PARCEL NO. TWO

"All the coal and minerals lying in and under the following described land, situate on Hurricane Creek, a tributary of the Tug River, in Pike County, Kentucky, and being more particularly described as follows:

"BEGINNING at a Sugar Tree and bunch of horn-beans standing on the lower end of a cliff near the corner of H. B. Alley's property; thence S 87.30 degrees E 88 feet to a stone; thence N 43.30 E 139 feet to a planted stone; thence S 36 E 432 feet to two small poplars by the side of the road just below a coal bank; thence S 49 W 361 feet to a stake witness small ash, maple and birch upper center of point; thence 9 E 154 feet to a beech; thence S 24 E 61 feet to a small maple on the point; thence 35 E. 106 feet to a small maple on the point; thence S 22 E 133 feet to two hickories as described in original deed; thence down the hill N 66 W 346 feet to a hickory and sourwood; thence N 85.80 W 577 feet to a birch standing on bluff on the bank of John's Branch; thence N 38 W 266 feet to a planted stone at Hurricane Creek; thence down said creek N 13 E 165 feet to a stake; thence N 52.45 E 224 feet to a stake; thence 64.30 E 126 feet to a stake; thence N 46.30 E 433 feet to the point of beginning, containing thirty-three (33) acres."

2. The parties of the first part hereby state specifically that they own only the minerals lying in and under the surface of parcel no. two described above and that they do not own the surface of parcel no. two

3. The parties of the first part hereby lease unto the party of the second part the right to mine by any modern and approved mining method all the minable and merchantable coal found within the aforesaid seams or veins only upon the above referred to property for a period of five (5) years from the date hereof. In the event the aforesaid coal has not been mined and

removed as aforesaid within said five (5) years, then this lease agreement shall automatically be extended on a year to year basis with the payment of the below agreed upon minimum royalty until all such minable and merchantable coal has been mined and removed. The party of the second part shall have the right and obligation, at the termination of this lease for any reason, to enter upon the leased property for the purpose of reclaiming areas that must be reclaimed under State or Federal law by virtue of its mining activities on the leased property and otherwise complying with the requirements of any local, state or federal law, rule, regulation or ordinance. The party of the second part shall obtain and post a surface reclamation bond within ninety (90) days of the date on which this lease agreement is entered into and signed by all parties.

4. Party of the second part agrees to pay unto the parties of the first part, as a minimum royalty, for the rights leased herein, the sum of $10,000.00, per year for each and every year of this lease agreement. The initial minimum royalty payment is due and payable one year from the date hereof, and subsequent payments are due and payable annually on the anniversary date of said lease agreement, if coal is not being mined on said property by that date. However, should party of the second part not have begun the actual mining of coal or at the least begun work on said property prepatory to beginning the mining of coal within one year from the date hereof, then this lease agreement shall become null and void and shall automatically terminate on said date unless the parties hereto have entered into another written

agreement prior to said date. Party of the second part further agrees to pay unto the parties of the first part the greater of the sum of $1.50 or eight per cent (8%) of the selling price F.O.B. mine pit for each ton of 2,000 pounds of clean coal mined from the herein described premises, hereinafter referred to as coal royalties, with said coal royalties due and payable, once mining begins, to the parties of the first part monthly, on or before the 15th day of each month for all coal mined during the preceding calendar month. Party of the second part agrees to provide to the party of the first part on or before the 15th day of each calendar month a statement showing the number of tons sold from the leased property during the preceding calendar month. Unless party of the first part gives party of the second part written notice of a dispute or question with respect to such statement within sixty (60) days from the date the same is delivered to the parties of the first part, such statement shall be final and binding upon the parties hereto.

5. Weights upon which royalties shall be paid shall be the same weights upon which party of the second part is paid which is now contemplated by the parties to be F.O.B. mine pit.

6. Party of the second part shall have the right to recoup any minimum royalty payments actually made by retaining the sum of $1.50 for each ton of 2,000 pounds of coal produced from the hereindescribed property subsequent to the payment of said minimum royalty. Party of the second part's right of recoupment shall be a period of three years from the anniversary date of any minimum royalty payment so made and any minimum royalty payment

not recouped within said three year period thereafter becomes nonrecoupable.

7. The parties hereto agree that the parties of the first part hereby grant the right of wheelage within the herein described property with wheelage being defined as the right to transport any coal mined from properties other than that referred to herein over, under, through, or within the herein referred to property.

8. For their right of wheelage, party of the second part agrees to pay unto parties of the first part as a wheelage royalty the sum of twenty cents ($.20) for each ton of 2,000 pounds of clean coal so wheeled. The payment of wheelage royalties due shall be paid on or before the 15th day of each month for all coal from any other coal properties wheeled during the preceding calendar month.

9. Party of the second part agrees to pay when due all direct property taxes which parties of the first part are obligated to pay, if any, and party of the second part further agrees to pay all other taxes, assessments and other expenses and costs attributed to it or arising from its business of mining the herein described property.

10. In the event that any royalties which are payable herein are not paid by the party of the second part to the parties of the first part within fifteen (15) days from the date same are due and payable as herein set out, then the parties of the first part shall notify the party of the second part in writing by certified mail that same have not been paid. If said

royalties are not paid by the party of the second part to the parties of part shall notify the party of the second part in writing by certified mail that same have not been paid. If said royalties are not paid by the party of the second part to the parties of the first part within ten days after said notice has been deposited in the United States Mail to party of the second part at its address set out on the first part of this document, then party of the first part shall have the right to terminate this lease at the end of the aforesaid ten days.

11. Parties of the first part shall have the right at all reasonable times to inspect the herein described premises and all documents relating to tonnages mined from the herein described property and all tonnages for which wheelage is payable but all such inspections shall be during the party of the second part's normal business hours and in such a manner as to not unnecessarily interfere with the mining operations or business operations of party of the second part.

12. The lessors covenant that the lessee shall have quiet and peaceful possession of the leased premises during the term of this lease and any extension thereof and fully warrant the title thereto in fee simple absolute and including all coal therein or thereon, providing however, that this warranty does not extend to or include any warranty as to the quantity or quality of coal covered by this lease, and that the same is subject to any and all existing easements for pipelines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of the lessee.

13. Party of the second part agrees to comply with all local, state and federal laws, rules and regulations applicable to the business contemplated herein, and in the event the party of the second part violates same and does not diligently rectify same, then the parties of the first part shall have the right to terminate this lease after giving party of the second part notice of any said non-compliance and an opportunity to correct the same. This lease shall be governed by, and be construed and interpreted in accordance with the laws of the State in which the leased property is located.

14. Party of the second part shall have the right to grant or transfer unto anyone any of the rights granted herein in whole or in part provided that any such grantee or transferee shall assume any and all obligations as set forth herein.

15. Party of the second part agrees to mine the herein leased property in a good workmanlike manner and to use the best mining plans, mining techniques and mining methods in the extraction of said coal so as to recover the greatest quantity of coal possible. Party of the second part further agrees to secure and pay at its own expense all necessary mining permits and all necessary engineering. By the term "minable and merchantable coal", when used in this lease, it is meant coal which, when reached in the course of the party of the second part's operations, could be mined at a reasonable profit in the prevailing coal market by the use of such modern mining methods and such modern mining machinery and equipment as are reasonably adapted to practical, efficient, and economical mining under the

conditions found. In determining whether coal could be mined at a reasonable profit, due consideration shall be given to the profits or losses of the party of the second part on coal so mined hereunder.

16. In the event the party of the second part fails or refuses to make payments of coal royalties or any other monetary payments that are required to be made by it hereunder, when same become due and payable, then the parties of the first part, shall have a lien upon the property of the parties of the second part to the extent of said royalties or other said moneys.

17. Party of the second part shall secure and pay at its own expense all premiums on insurance coverage required by law, including, but not limited to, workers' compensation, employer's liability, and any other such insurance, and in addition thereto, party of the second part shall secure and pay at its own expense all premiums on insurance for comprehensive general public liability for personal injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00), which shall not be construed to be the limit of liability for the party of the second part but shall be additional security for its obligations and liabilities. Party of the second part shall provide the parties of the first part a certificate of insurance prior to the effective date of this agreement and an insurance policy as aforesaid described shall be in effect at all times during the existence of this lease agreement, and in the event said policy or policies shall lapse, terminate or otherwise no longer be in existence, then parties of the first part shall have

conditions found. In determining whether coal could be mined at a reasonable profit, due consideration shall be given to the profits or losses of the party of the second part on coal so mined hereunder.

16. In the event the party of the second part fails or refuses to make payments of coal royalties or any other monetary payments that are required to be made by it hereunder, when same become due and payable, then the parties of the first part, shall have a lien upon the property of the parties of the second part to the extent of said royalties or other said moneys.

17. Party of the second part shall secure and pay at its own expense all premiums on insurance coverage required by law, including, but not limited to, workers' compensation, employer's liability, and any other such insurance, and in addition thereto, party of the second part shall secure and pay at its own expense all premiums on insurance for comprehensive general public liability for personal injury and property damage in the amount of not less than One Million Dollars ($1,000,000.00), which shall not be construed to be the limit of liability for the party of the second part but shall be additional security for its obligations and liabilities. Party of the second part shall provide the parties of the first part a certificate of insurance prior to the effective date of this agreement and an insurance policy as aforesaid described shall be in effect at all times during the existence of this lease agreement, and in the event said policy or policies shall lapse, terminate or otherwise no longer be in existence, then parties of the first part shall have

a right to terminate this agreement upon notice to the party of the second part and a reasonable time period to correct said defect.

18. This instrument contains the entire agreement by and between the parties hereto and shall not be changed, altered or amended unless same is reduced to writing and signed by the parties hereto.

19. At the termination of this lease, whether by forfeiture, expiration or otherwise, party of the second part shall have for a period of twelve (12) months thereafter the right and privilege of removing all of the personal property, machinery, equipment and improvements placed by the party of the second part in, under, or upon the property. If party of the second part should fail to remove any such personal property, machinery, equipment and improvements within said twelve (12) months, all rights of the company in respect to same shall cease and terminate.

WITNESS the following signatures:

Hilbert O. Phillips
HILBERT O. PHILLIPS

Patricia Phillips
PATRICIA PHILLIPS

GWENCO, INC.

BY: Paul Neil Slater
PAUL NEIL SLATER
PRESIDENT OF GWENCO, INC.

STATE OF WEST VIRGINIA,

COUNTY OF MINGO, to-wit:

The foregoing instrument was acknowledged before me this the 28 day of July, 1989, by Hilbert O. Phillips and Patricia Phillips, his wife.

My Commission expires: March 8, 1994

Billie Jean Slater
NOTARY PUBLIC

(NOTARIAL SEAL)

STATE OF ~~WEST VIRGINIA~~ Kentucky,

COUNTY OF ~~MINGO~~ Pike, to-wit:

The foregoing instrument was acknowledged before me this the 28th day of July, 1989, by PAUL NEIL SLATER, as President of Gwendo, Inc., who signed said instrument on behalf of said corporation.

My Commission expires: My Commission Expires Oct. 30, 1991.

Audrey R. Lewis
NOTARY PUBLIC

(NOTARIAL SEAL)

This instrument was prepared by:
C. Christopher Younger
Attorney at Law
P. O. Box 1476
Williamson, WV 25661

STATE OF KENTUCKY 10:00 A.M.
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Lease Agmt was on the 24th day of August, 1990, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 27th day of August 1990

LILLIAN PEARL ELLIOTT, Clerk

By Glenda Hall, D.C.

AMENDMENT OF LEASE

THIS AMENDMENT, made and entered into by and between Hilbert O. and Patricia Phillips, parties of the first part, and Gwenco, Inc., party of the second part.
P.O. BOX 432 CATLETTSBURG, KENTUCKY 41129

WHEREAS, by written agreement between the parties hereto dated July 28, 1989, herein referred to as the "Lease", DB 640 PG 281 parties of the first part leased to the party of the second part certain real properties located along the Hurricane Branch of the Tug Fork of the Big Sandy River for the purpose of mining coal from such property; and

WHEREAS, the parties have mutually agreed to amend the Lease as hereinafter set out, the parties agree as follows:

That the third sentence of paragraph number 4 of the Lease is amended to read as follows: "However, should party of the second part not have begun the actual mining of coal or at the least begun work on said property prepatory to beginning the mining of coal by August 31, 1991, then this lease agreement shall become null and void and shall automatically terminate on said date unless the parties hereto have entered into another written agreement prior to said date."

EXECUTED on this 22 day of August, 1990.

Hilbert O. Phillips
Hilbert O. Phillips

Patricia Phillips
Patricia Phillips

Gwenco, Inc., a Kentucky corporation.

By William S. Whitson
Its Secretary

State of ~~Kentucky~~ West Virginia
County of Mingo

BOOK 641 PAGE 263

I, Helen Williamson a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Patricia Phillips who acknowledged the same to be her voluntary act and deed.

In witness whereof, I have hereunto set my hand this 22nd day of August, 1990.

OFFICIAL SEAL
HELEN WILLIAMSON
Box 906, Williamson, WV
Notary Public, State of West Virginia
My Commission Expires Oct. 5, 1993

My commission expires: October 5, 1993

Helen Williamson
Notary Public

State of ~~Kentucky~~ West Virginia
County of Mingo

I, Helen Williamson a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Hilbert O. Phillips who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 22nd day of August, 1990.

OFFICIAL SEAL
HELEN WILLIAMSON
Box 906, Williamson, WV
Notary Public, State of West Virginia
My Commission Expires Oct. 5, 1993

My commission expires: October 5, 1993

Helen Williamson
Notary Public

State of Kentucky
County of Boyd

I, Linda Jameson, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by William S. Whitson, as Secretary of Gwenco, Inc., who acknowledged the same to be the voluntary act and deed of Gwenco, Inc.

In witness whereof, I have hereunto set my hand this 22 day of August, 1990.

My commission expires: MY COMMISSION EXPIRES 12/14/93

Linda Jameson
Notary Public

This instrument was prepared by:

Fred Williams

L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

STATE OF KENTUCKY 10:30 A.M.

COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Amendment of Lease was on the 19th day of September, 19 90, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 20th day of September 1990.

LILLIAN PEARL ELLIOTT, Clerk

By Glema Fay Runyon, D.C.

TERMINATION AGREEMENT

WHEREAS, HILBERT O. PHILLIPS and PATRICIA PHILLIPS, his wife, parties of the first part, and GWENCO, INC., a corporation, party of the second part, entered into a certain Coal Lease Agreement dated the 28th day of July, 1989, which Lease is of record in the Office of the Clerk of the County Commission of Pike County, Kentucky, in Deed Book No. 640, at Page 281 (hereinafter the "Lease"); and

WHEREAS, the parties of the first part and the party of the second part entered into an Amendment of Lease on the 22nd day of August, 1990, which Amendment of Lease is of record in the aforesaid Clerk's Office in Deed Book No. 641, at Page 262 (hereinafter the "Amendment"); and

WHEREAS, Patricia Phillips became deceased on the 2nd day of May, 1991; and

WHEREAS, Hilbert O. Phillips conveyed an interest in the property subject to the Lease and Amendment to his children, Fred Allen Phillips, Sr., Mary Margaret Phillips Conner and Susan Gail Phillips by deed dated the 6th day of May, 1991, which deed is of record in the aforesaid Clerk's Office in Deed Book No. 648, at Page No. 763, and by which deed each of his children now own an undivided one-fourth interest with Hilbert O. Phillips, as joint tenants with rights of survivorship and they are collectively the surviving lessor and owners of the real property subject to the Lease and Amendment; and

WHEREAS, Hilbert O. Phillips, Fred Allen Phillips, Sr., Mary Margaret Phillips Conner, Susan Gail Phillips, a single person,

and GWENCO, Inc. desire to enter into a new Lease Agreement as of the date of this Termination Agreement.

NOW, THEREFORE, WITNESSETH, the parties hereto mutually agree that the Lease and the Amendment shall be terminated as of this 23rd day of July, 1991, and such Lease and Amendment shall be void and of no further force and effect from and after this date.

Executed on this 23rd day of July, 1991.

Witness the following signatures.

Hilbert O. Phillips
HILBERT O. PHILLIPS

Fred A. Phillips Sr.
FRED ALLEN PHILLIPS, SR.

Suzanne Phillips
SUZANNE PHILLIPS

Mary Margaret Phillips Conner
MARY MARGARET PHILLIPS CONNER

Glen Conner Jr.
GLEN CONNER, JR.

Susan Gail Phillips
SUSAN GAIL PHILLIPS

GWENCO, INC.,

By: William S. Whitson
Its: Secretary

STATE OF WEST VIRGINIA,

COUNTY OF MINGO, TO-WIT:

I, Mary Jo Gerardi, a Notary Public in and for the County and State aforesaid, do hereby certify that HILBERT O. PHILLIPS, widower, whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me.

Given under my hand this 12 day of August, 1991.

My commission expires: March 15, 1999.

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
MARY JO GERARDI
P. O. Box 277
Williamson, West Virginia 25661
My Commission Expires March 15, 1999

Mary Jo Gerardi
Notary Public

(NOTARIAL SEAL)

COMMONWEALTH OF VIRGINIA,

COUNTY OF Roanoke, TO-WIT:

I, Deborah O. Cleaveland, a Notary Public in and for the County and State aforesaid, do hereby certify that FRED ALLEN PHILLIPS, SR. AND SUZANNE PHILLIPS, husband and wife, whose names are signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me.

Given under my hand this 10th day of August, 1991.

My commission expires: My Commission Expires December 14, 1992.

Deborah O. Cleaveland
Notary Public

(NOTARIAL SEAL)

STATE OF WEST VIRGINIA,

COUNTY OF MINGO, TO-WIT:

I, Mary Jo Gerardi, a Notary Public in and for the County and State aforesaid, do hereby certify that MARY MARGARET PHILLIPS CONNER, whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, have this day acknowledged the same before me.

Given under my hand this 12 day of August, 1991.

My commission expires: March 15, 1999.

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
MARY JO GERARDI
P. O. Box 277
Williamson, West Virginia 25661
My Commission Expires March 15, 1999

(NOTARIAL SEAL)

Mary Jo Gerardi
Notary Public

STATE OF INDIANA,

COUNTY OF VIGO, TO-WIT:

I, SUNNI C. HUDSON, a Notary Public in and for the County and State aforesaid, do hereby certify that GLEN CONNER, JR., whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, have this day acknowledged the same before me.

Given under my hand this 6 day of August, 1991.

My commission expires: FEBRUARY 15, 1994.

Sunni C. Hudson
Notary Public

(NOTARIAL SEAL)

NOTARY PUBLIC SEAL INDIANA

STATE OF WEST VIRGINIA,

COUNTY OF MINGO, TO-WIT:

I, Mary Jo Gerardi, a Notary Public in and for the County and State aforesaid, do hereby certify that SUSAN GAIL PHILLIPS, a single person, whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me.

Given under my hand this 12 day of August, 1991.

My commission expires: March 15, 1999.

OFFICIAL SEAL
NOTARY PUBLIC
STATE OF WEST VIRGINIA
MARY JO GERARDI
P. O. Box 277
Williamson, West Virginia 25661
My Commission Expires March 15, 1999

Mary Jo Gerardi
Notary Public

(NOTARIAL SEAL)

COMMONWEALTH OF KENTUCKY,

COUNTY OF BOYD, TO-WIT:

I, Linda C. Jameson, a Notary Public in and for the County and State aforesaid, do hereby certify that W. SCOTT WHITSON, Secretary of GWENCO, INC., a corporation, whose name is signed to the writing annexed hereto bearing date the 23rd day of July, 1991, has this day acknowledged the same before me to be the act and deed of said corporation.

Given under my hand this 15 day of August, 1991.

My commission expires: December 14, 1993

Linda C. Jameson
Notary Public

LINDA C. JAMESON NOTARY PUBLIC STATE AT LARGE, KY.

(NOTARIAL SEAL)

This Instrument Prepared By:

David H. Lunsford, Esquire
HUDDLESTON, BOLEN, BEATTY,
PORTER & COPEN
P. O. Box 2185
Huntington, West Virginia 25722

STATE OF KENTUCKY 2:29 P.M.
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Termination Agmt was on the 11th day of September, 19 91, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 12th day of September, 1991

LILLIAN PEARL ELLIOTT, Clerk

By ______________, D.C.

AMENDMENT OF LEASE

THIS AMENDMENT, made and entered into by and between Hilbert O. and Patricia Phillips, parties of the first part, and Gwenco, Inc., party of the second part. P.O. Box 432, Catlettsburg, Kentucky 41129

WHEREAS, by written agreement between the parties hereto dated July 28, 1989, herein referred to as the "Lease", parties of the first part leased to the party of the second part certain real properties located along the Hurricane Branch of the Tug Fork of the Big Sandy River for the purpose of mining coal from such property; and

WHEREAS, the parties have mutually agreed to amend the Lease as hereinafter set out, the parties agree as follows:

That the third sentence of paragraph number 4 of the Lease is amended to read as follows: "However, should party of the second part not have begun the actual mining of coal or at the least begun work on said property prepatory to beginning the mining of coal by August 31, 1991, then this lease agreement shall become null and void and shall automatically terminate on said date unless the parties hereto have entered into another written agreement prior to said date."

EXECUTED on this 22nd day of August, 1990.

Hilbert O. Phillips (signature)
Hilbert O. Phillips

Patricia Phillips (signature)
Patricia Phillips

Gwenco, Inc., a Kentucky corporation.

By William S. Whitton (signature)
Its Secretary

State of ~~Kentucky~~ West Virginia
County of Mingo

I, Helen Williamson a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Patricia Phillips who acknowledged the same to be her voluntary act and deed.

In witness whereof, I have hereunto set my hand this 22nd day ~~of August, 1990.~~

OFFICIAL SEAL
HELEN WILLIAMSON
Box 906, Williamson, WV
Notary Public, State of West Virginia
My Commission Expires Oct. 5, 1993

My commission expires: October 5, 1993

Helen Williamson
Notary Public

State of ~~Kentucky~~ West Virginia
County of Mingo

I, Helen Williamson a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by Hilbert O. Phillips who acknowledged the same to be his voluntary act and deed.

In witness whereof, I have hereunto set my hand this 22nd day of August, 1990.

OFFICIAL SEAL
HELEN WILLIAMSON
Box 906, Williamson, WV
Notary Public, State of West Virginia
My Commission Expires Oct. 5, 1993

My commission expires: October 5, 1993

Helen Williamson
Notary Public

State of Kentucky
County of Boyd

I, Linda Jameson, a notary public in and for the County and State aforesaid, do hereby certify that the foregoing instrument was produced, subscribed, sworn to, and acknowledged before me by William S. Whitson, as Secretary of Gwenco, Inc., who acknowledged the same to be the voluntary act and deed of Gwenco, Inc.

In witness whereof, I have hereunto set my hand this 22 day of August, 1990.

My commission expires: MY COMMISSION EXPIRES 12/14/93

Linda Jameson
Notary Public

This instrument was prepared by:

Fred Williams

L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722